FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4 Friedman Billings Ramsey	Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	35	11,564,903.45	2.37	5.439	685	76.47
5.501 - 6.000	187	54,638,836.04	11.20	5.877	673	78.68
6.001 - 6.500	404	123,896,455.36	25.39	6.338	667	79.22
6.501 - 7.000	595	170,143,485.78	34.87	6.816	659	80.92
7.001 - 7.500	269	74,100,158.68	15.18	7.287	640	82.03
7.501 - 8.000	147	37,385,422.21	7.66	7.794	626	84.79
8.001 - 8.500	48	11,309,587.15	2.32	8.281	619	87.13
8.501 - 9.000	16	4,218,198.89	0.86	8.784	627	90.93
9.001 - 9.500	5	728,030.00	0.15	9.199	621	92.44

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

Min: 5.320
Max: 9.445
Weighted Average: 6.758

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	42	3,535,118.12	0.72	7.015	657	76.64
100,000.01 - 150,000.00	170	21,752,128.82	4.46	6.972	651	80.51
150,000.01 - 200,000.00	207	36,643,886.37	7.51	6.963	651	80.15
200,000.01 - 250,000.00	286	64,788,702.70	13.28	6.802	654	80.99
250,000.01 - 300,000.00	296	80,928,640.84	16.58	6.707	656	80.10
300,000.01 - 350,000.00	244	79,148,100.46	16.22	6.758	654	81.70
350,000.01 - 400,000.00	184	68,808,494.47	14.10	6.705	659	80.97
400,000.01 - 450,000.00	134	57,040,648.64	11.69	6.670	665	80.64
450,000.01 - 500,000.00	75	35,443,548.40	7.26	6.663	654	81.18
500,000.01 - 550,000.00	33	17,351,539.30	3.56	6.732	669	82.51
550,000.01 - 600,000.00	13	7,457,048.95	1.53	6.899	646	80.86
600,000.01 - 650,000.00	10	6,273,857.54	1.29	6.835	653	82.08
650,000.01 - 700,000.00	4	2,688,000.00	0.55	6.623	671	80.00
700,000.01 - 750,000.00	6	4,325,362.95	0.89	6.645	678	84.18
750,000.01 - 800,000.00	1	800,000.00	0.16	6.250	619	59.26
950,000.01 - 1,000,000.00	1	1,000,000.00	0.20	7.120	622	71.43

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

Min: $54,856.50
Max: $1,000,000.00
Average: $286,040.49

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 - 24 mo. IO	1,622	464,582,576.01	95.20	6.766	656	80.94
ARM 3/27 - 36 mo. IO	58	16,244,530.62	3.33	6.535	658	78.32
Fixed 30 yr - 60 mo. IO	26	7,157,970.93	1.47	6.733	682	80.27

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,680	480,827,106.63	98.53	6.758	656	80.86
Fixed	26	7,157,970.93	1.47	6.733	682	80.27

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	257	67,559,464.99	13.84	7.078	638	87.95
Not Covered	1,449	420,425,612.57	86.16	6.707	660	79.71

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	291	82,631,613.41	16.93	6.742	659	81.78
3	866	249,737,882.78	51.18	6.740	656	80.90
4	526	148,146,171.62	30.36	6.800	655	80.31
5	15	4,565,961.98	0.94	7.158	639	83.20
6	1	252,000.00	0.05	6.380	716	80.00
7	7	2,651,447.77	0.54	5.911	668	73.39

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

Min: 2
Max: 7
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,706	487,985,077.56	100.00	6.758	657	80.85

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	75,001.00	0.02	6.590	644	17.86
20.01 - 25.00	1	54,856.50	0.01	7.220	659	20.60
25.01 - 30.00	1	158,036.00	0.03	5.880	689	29.00
30.01 - 35.00	1	252,999.28	0.05	5.380	666	30.48
40.01 - 45.00	2	301,050.00	0.06	6.860	589	43.40
45.01 - 50.00	6	1,281,099.65	0.26	6.558	629	47.86
50.01 - 55.00	8	2,115,909.26	0.43	6.610	606	52.52
55.01 - 60.00	16	4,740,866.76	0.97	6.497	621	58.54
60.01 - 65.00	21	6,475,949.60	1.33	6.595	606	63.00
65.01 - 70.00	43	12,123,297.90	2.48	6.395	628	67.87
70.01 - 75.00	56	17,378,665.75	3.56	6.584	640	73.63
75.01 - 80.00	1,163	325,325,029.72	66.67	6.629	666	79.93
80.01 - 85.00	115	36,978,790.24	7.58	7.020	633	84.29
85.01 - 90.00	201	60,755,786.16	12.45	7.118	645	89.67
90.01 - 95.00	70	19,592,739.74	4.02	7.827	636	94.82
95.01 - 100.00	1	375,000.00	0.08	6.990	716	100.00

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

Min: 17.86
Max: 100.00
Weighted Average: 80.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

540 - 559	3	606,500.00	0.12	7.118	557	79.22
560 - 579	62	17,873,028.07	3.66	7.392	570	80.03
580 - 599	129	35,773,871.84	7.33	7.060	591	79.31
600 - 619	186	52,879,748.04	10.84	6.949	610	82.02
620 - 639	317	87,163,753.71	17.86	6.887	630	81.07
640 - 659	283	79,480,214.53	16.29	6.778	649	80.15
660 - 679	232	66,944,462.99	13.72	6.599	670	80.59
680 - 699	172	48,788,761.61	10.00	6.556	688	81.31
700 - 719	146	45,464,862.37	9.32	6.472	708	81.27
720 - 739	80	26,087,232.90	5.35	6.516	729	81.93
740 - 759	57	16,983,573.22	3.48	6.598	747	80.61
760 - 779	30	8,070,866.22	1.65	6.403	768	80.14
780 - 799	7	1,352,222.00	0.28	6.647	790	81.26
800 - 819	2	515,980.06	0.11	7.046	802	80.00

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

Min: 551
Max: 802
NZ Weighted Average: 657

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,074	305,098,377.92	62.52	6.697	669	80.96
Cashout Refinance	608	176,862,464.66	36.24	6.856	635	80.57
Rate/Term Refinance	24	6,024,234.98	1.23	6.952	651	83.13

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,264	370,312,271.25	75.89	6.764	654	80.84
Condo	218	51,931,011.41	10.64	6.689	670	80.81
PUD	170	47,367,105.10	9.71	6.790	659	81.06
Duplex	38	11,632,337.86	2.38	6.638	662	78.76
3-4 Family	16	6,742,351.94	1.38	6.939	673	83.33

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,082	309,851,840.84	63.50	6.935	663	80.92
Full	617	176,236,690.36	36.12	6.453	645	80.77
Limited	7	1,896,546.36	0.39	6.276	642	76.58

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,622	466,432,169.29	95.58	6.744	656	80.73
Non-Owner Occupied	68	17,230,589.91	3.53	7.043	676	82.90
Second Home	16	4,322,318.36	0.89	7.107	653	84.91

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	60	10,326,418.19	2.12	7.106	668	83.44
California	1,151	374,525,022.02	76.75	6.682	659	80.35
Colorado	60	10,936,346.38	2.24	6.764	641	81.55
Connecticut	2	547,500.00	0.11	7.052	616	88.02
Florida	86	17,408,991.80	3.57	7.029	652	81.36
Hawaii	10	4,758,739.82	0.98	7.138	621	79.77
Illinois	100	21,416,557.74	4.39	7.161	654	83.01
Indiana	2	436,200.00	0.09	7.113	707	98.41
Kansas	4	1,080,460.00	0.22	7.703	625	85.71
Michigan	4	611,514.70	0.13	7.608	598	91.86
Minnesota	56	10,916,389.30	2.24	6.723	651	82.20
Missouri	24	4,678,638.00	0.96	7.508	636	85.38
Nevada	54	13,880,849.71	2.84	6.909	648	81.36
New Mexico	1	157,020.79	0.03	7.500	590	85.00
Oklahoma	3	660,849.05	0.14	7.233	627	85.24
Oregon	10	2,315,475.00	0.47	6.839	653	83.07
South Carolina	1	103,920.00	0.02	7.620	640	80.00
Tennessee	1	126,000.03	0.03	7.145	643	90.00
Texas	32	5,213,247.04	1.07	6.903	646	81.79
Utah	25	3,553,926.77	0.73	6.875	634	80.48
Washington	17	3,803,212.46	0.78	6.763	654	84.36
Wisconsin	3	527,798.76	0.11	8.234	625	93.13

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	199	51,214,457.34	10.50	7.262	654	82.02
12	97	32,556,006.27	6.67	6.923	659	80.89
24	1,337	384,770,300.31	78.85	6.687	656	80.76
36	73	19,444,313.64	3.98	6.556	664	79.45

Total:	1,706	487,985,077.56	100.00	6.758	657	80.85

Loans with Penalty: 89.50

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	1	160,000.00	0.03	7.220	601	89.39
3.501 - 4.000	24	4,069,684.44	0.85	6.838	672	80.70
4.001 - 4.500	5	1,144,349.30	0.24	7.154	683	82.63
4.501 - 5.000	19	7,014,454.03	1.46	6.905	642	81.90
5.001 - 5.500	3	716,360.00	0.15	6.803	621	80.00
5.501 - 6.000	1,513	432,983,776.14	90.05	6.738	659	81.09
6.001 - 6.500	78	23,530,496.75	4.89	6.923	620	79.06
6.501 - 7.000	35	10,852,986.00	2.26	7.012	616	74.88
7.001 - 7.500	2	354,999.97	0.07	7.813	611	72.93

Total:	1,680	480,827,106.63	100.00	6.758	656	80.86

Min: 3.500
Max: 7.250
Weighted Average (>0): 5.990

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.001 - 12.500	35	11,564,903.45	2.41	5.439	685	76.47
12.501 - 13.000	186	54,552,436.04	11.35	5.877	673	78.68
13.001 - 13.500	394	120,543,494.74	25.07	6.340	666	79.32
13.501 - 14.000	587	168,319,172.96	35.01	6.816	659	80.92
14.001 - 14.500	265	73,063,958.68	15.20	7.287	639	81.95
14.501 - 15.000	144	36,527,324.72	7.60	7.795	625	84.75
15.001 - 15.500	48	11,309,587.15	2.35	8.281	619	87.13
15.501 - 16.000	16	4,218,198.89	0.88	8.784	627	90.93
16.001 - 16.500	5	728,030.00	0.15	9.199	621	92.44

Total:	1,680	480,827,106.63	100.00	6.758	656	80.86

Min: 12.320
Max: 16.445
Weighted Average (>0): 13.758

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Interest Only Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	35	11,564,903.45	2.41	5.439	685	76.47
5.501 - 6.000	186	54,552,436.04	11.35	5.877	673	78.68
6.001 - 6.500	394	120,543,494.74	25.07	6.340	666	79.32
6.501 - 7.000	587	168,319,172.96	35.01	6.816	659	80.92
7.001 - 7.500	265	73,063,958.68	15.20	7.287	639	81.95
7.501 - 8.000	144	36,527,324.72	7.60	7.795	625	84.75
8.001 - 8.500	48	11,309,587.15	2.35	8.281	619	87.13
8.501 - 9.000	16	4,218,198.89	0.88	8.784	627	90.93
9.001 - 9.500	5	728,030.00	0.15	9.199	621	92.44

Total:	1,680	480,827,106.63	100.00	6.758	656	80.86

Min: 5.320
Max: 9.445
Weighted Average (>0): 6.758

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	1,680	480,827,106.63	100.00	6.758	656	80.86

Total:	1,680	480,827,106.63	100.00	6.758	656	80.86

Min: 1.500
Max: 1.500
Weighted Average (>0): 1.500

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,680	480,827,106.63	100.00	6.758	656	80.86

Total:	1,680	480,827,106.63	100.00	6.758	656	80.86

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

17	5	1,968,834.64	0.41	6.080	681	75.62
18	1	252,000.00	0.05	6.380	716	80.00
19	15	4,565,961.98	0.95	7.158	639	83.20
20	496	139,913,125.82	29.10	6.803	656	80.27
21	829	239,427,610.86	49.79	6.752	656	81.07
22	276	78,455,042.71	16.32	6.739	658	81.75
29	2	682,613.13	0.14	5.421	633	66.97
32	22	6,051,404.09	1.26	6.803	640	81.17
33	23	6,349,342.70	1.32	6.241	668	75.69
34	11	3,161,170.70	0.66	6.852	678	80.64

Total:	1,680	480,827,106.63	100.00	6.758	656	80.86

Min: 17
Max: 34
Weighted Average: 21

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.